Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Outside basis difference in partnership	$ 23,974	$ 1,173
Net operating loss carryforwards	528	164
Intangibles	910	978
Total deferred tax assets	25,412	2,315
Valuation allowance	(528)	(477)
Deferred tax assets, net of allowance	$ 24,884	$ 1,838